UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21454

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1. Report to Shareholders

Diversified Mid-Cap Growth Fund	June 30, 2017

The views and opinions in this report were current as of June 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Domestic mid-cap growth stocks produced very strong returns in the first half of 2017, a period of remarkably low equity market volatility. The market continued the rally sparked by the November 2016 presidential election of Donald Trump. Strong first-quarter corporate earnings and Trump administration moves to reduce excessive and unproductive regulations in various industries were supportive of the advance.

PERFORMANCE COMPARISON

Your fund returned 12.76% in the first six months of 2017. As shown in the Performance Comparison table, the fund outperformed the Russell Midcap Growth Index. (The performance of the fund’s I Class shares, which incepted on May 3, 2017, will vary due to a different fee structure.) Stock selection, especially in the industrials and business services, consumer staples, and information technology sectors, was responsible for our performance advantage—a credit to the good work of our equity analysts. Performance was enhanced by several long-term holdings being acquired. Sector allocations in aggregate had very little impact on our relative results versus Russell.

The fund’s performance trailed that of our Lipper peer group index due to stock selection in a few sectors, especially the consumer discretionary space, where fundamentals for many retail-oriented businesses currently do not seem to matter to investors. As Amazon.com encroaches on, or at least threatens to disrupt, traditional retail businesses, investors have treated many of these businesses as “guilty until proven innocent.” We acknowledge that avoiding companies that are being “Amazoned” is key to success in this space. However, we are willing to invest in retail businesses—as long as we can find quality companies with durable business models, excellent cash flow, and other favorable attributes. We believe our rigorous research and well-established investment process will continue to serve our investors well, as it has over the years.

We are pleased to report that your fund has outperformed its Russell and Lipper benchmarks for the 3-, 5-, and 10-year periods ended June 30, 2017, as shown in the table below. We believe this attests to the validity of our investment approach and demonstrates that we are delivering what investors expect from us. In fact, Lipper ranked the Diversified Mid-Cap Growth Fund in the top quartile of the mid-cap growth funds universe for the five-year period ended June 30, 2017, and in the top quintile for the 3- and 10-year periods. Based on cumulative total return, Lipper ranked the fund 178 of 397, 53 of 371, 74 of 328, and 39 of 237 mid-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2017, respectively. (Results may vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The U.S. economy continues to grow at a moderate pace. The job market remains strong, but inflation has been decelerating in recent months. The Federal Reserve raised short-term interest rates in March and in June, and the potential for rates to rise further—as the Fed normalizes its monetary policy and begins to shrink its balance sheet—bodes poorly for fixed income investments. Interest rates for long-dated bonds remain extraordinarily low. We remain convinced that stocks are a better alternative.

First-quarter corporate earnings were very strong, and the positive earnings trend is likely to continue throughout the year. Business fundamentals are fine, and corporate balance sheets are generally healthy, which allows companies to buy back shares, boost dividends, or increase capital spending. The market for initial public offerings has recovered, but speculative activity in the market has been absent.

As measured by various Russell indexes, growth stocks dominated value stocks across all market capitalizations in the last six months. Mid-cap shares slightly lagged large-caps but decisively outpaced small-caps: The Russell Midcap Index returned 7.99% versus 9.27% for the large-cap Russell 1000 Index and 4.99% for the small-cap Russell 2000 Index.

In the mid-cap growth universe, as measured by the Russell Midcap Growth Index, sector performance was mostly positive. Health care and information technology shares did best, whereas materials, financials, and real estate stocks performed mostly in line with the index. The energy sector declined with oil prices, as investors were disappointed that OPEC did not deepen the production cuts that took effect at the beginning of the year.

Looking at longer-term performance, we note that U.S. mid-cap companies have had excellent absolute returns—in line with large-caps and better than small-caps. For the five years ended June 30, 2017, the Russell Midcap Index produced an average annual return of 14.72% versus 14.67% for the Russell 1000 Index and 13.70% for the Russell 2000 Index. Growth stocks surpassed value across all market capitalizations except mid-caps.

As for non-U.S. equities, they performed very well in the last six months, but they underperformed domestic shares over the last five years. The MSCI EAFE Index and the MSCI Emerging Markets Index returned 14.23% and 18.60%, respectively, in the last six months; for the five-year periods ended June 30, 2017, they produced annualized returns of 9.18% and 4.33%, respectively.

PORTFOLIO REVIEW

The Diversified Mid-Cap Growth Fund’s fundamental characteristics are very similar to those of the Russell Midcap Growth Index, as indicated by the Portfolio Characteristics table. The portfolio’s $11.8 billion median market capitalization and its 22.7 P/E ratio are comparable to those of the Russell benchmark while its 12.3% projected earnings growth rate matches that of the index. These metrics reflect our commitment to mid-cap companies with excellent long-term growth prospects.

The fund’s return on equity (ROE), which measures how effectively and efficiently a company and its management are using stockholder investments, is 17.9% versus 22.7% for the benchmark. We consider a high ROE to be desirable, but we do not seek companies with the highest ROEs. We look for businesses that can sustain high profitability. One attribute not shown in the table is that our holdings have lower debt than businesses in the Russell index, based on certain long-term debt-to-equity measures. Another consideration is “optionality,” or whether a company has the potential to be acquired.

Our time horizon for investing is longer than that of other mid-cap growth investors. Our portfolio turnover rate for the 12 months ended June 30, 2017, was 22.1%, which is substantially less than the 2016 average of 49.2% for mid-cap growth funds, according to data from Morningstar Direct. (Morningstar only calculates portfolio turnover for its averages at fiscal year-end, using the most recent fiscal year-end portfolio turnover figures provided to Morningstar by each of the underlying funds in the average. The Morningstar data were quoted as of June 30, 2017.) This infers about a five-year holding period for a typical stock, whereas our average competitor holds a given stock for about two years. Our relatively low turnover reflects our long-term approach, and we believe it gives us an advantage over competitors with a shorter time horizon. Even good companies occasionally go through a rough patch, so patience is necessary for success, in our opinion.

The Sector Diversification table on page 7 shows the portfolio’s allocations and those of the Russell Midcap Growth Index as of June 30, 2017, which was shortly after Russell did its annual reconstitution of its indexes to make sure that underlying holdings are appropriately classified. We have very low absolute exposure to the energy, utilities, and telecommunication services sectors because few of those businesses meet our growth criteria. Relative to the Russell index, our largest overweights are health care, industrials and business services, and consumer staples. In contrast, we have meaningful underweights in information technology and materials.

Stocks in the information technology sector were our top absolute contributors to performance. We are broadly diversified in the sector and favor companies with strong business models in industries with high barriers to entry and low risk of commoditization. This is usually a “winner take all” space, where an industry leader dominates its competitors, so we try to avoid companies whose business models are challenged by competing products or services. Most industry groups produced gains, but traditional software companies were our top performers, led by video game maker Electronic Arts. Israeli company Mobileye, which helps develop advanced driver assistance systems that use computer vision and machine learning, also did very well, thanks to Intel’s acquisition offer in March. We believe that artificial intelligence and machine learning will increase in importance and have a greater representation in the tech sector over time. Another strong performer was TurboTax maker Intuit, which we have held since the fund’s inception at the end of 2003. Intuit seems to have a bright future, as we believe the market is underestimating the company’s ability to transition from a desktop software maker to a software-as-a-service (SAAS) company, delivering applications and programs across the Internet. Intuit has performed very well in the last few years, which followed a period of underperformance during which it was difficult to hold. However, our ongoing research and analysis convinced us to keep it in the portfolio, and our patience has paid off for our investors. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Health care stocks were also significant contributors to our absolute performance. We have found attractive opportunities among equipment and supply companies, and our holdings far outpaced those of other health care industries. Our top performer was Intuitive Surgical, a leading provider of robotic systems and consumables used in many general surgical applications. We believe some of the company’s newest offerings should drive solid growth over the next few years. C. R. Bard, which we eliminated, was another big contributor, lifted by Becton, Dickinson and Company’s takeover offer. Our biotechnology stocks lagged in the last six months, despite a late-June surge. We emphasize innovative companies with promising treatments that address large, unmet medical needs or rare diseases, and we are broadly diversified to reduce risks. Most of our biotech holdings were flat or declined during the period, but two of our better performers were Incyte, whose oncology drugs we hope will become blockbusters, and Vertex Pharmaceuticals, a maker of cystic fibrosis products, which we have owned since the fund’s inception.

Our industrials and business services shares made a moderate contribution to fund performance. We prefer companies that have attractive valuations and are world-class in their respective niches. We especially like companies that have less earnings variability and, thus, provide more stable earnings under varying economic conditions. The professional services industry is one of our largest in the sector, and credit bureaus TransUnion and Equifax produced excellent returns, as did IHS Markit, a global seller of proprietary data and analytics to companies in different sectors. In the airline industry, our holdings were lackluster in the last six months, including Southwest Airlines, which was one of our oldest holdings—dating back to early 2004. Southwest has been a very successful investment, but we were forced to eliminate it, as its market capitalization, which is now well over $30 billion, makes the company too large for our portfolio.

Many of our consumer staples holdings are makers of food and beverage products with strong brands, and they have less of a defensive bias. Some were strong performers in the last six months, such as baby formula maker Mead Johnson Nutrition, which was acquired by a UK firm, and Hershey Foods. Our beverage companies also produced good returns. We eliminated Whole Foods Market, which received a takeover offer from Amazon.com that weighed on retail and grocery store operators in the closing weeks of our reporting period.

In the consumer discretionary sector, we own an eclectic assortment of businesses, including retailers, media firms, hotels, and restaurants. We focus on leading companies in their respective niches, such as hotel and resort operator Marriott, which was a strong contributor in the last six months. We purchased additional shares of Hilton Worldwide Holdings, as we like the company’s valuation and its stable to improving fundamentals and that it is increasingly returning capital to shareholders. Panera Bread did well, thanks to a buyout offer from a privately owned holding company in Europe. Among specialty retailers, a few, such as Burlington Stores, performed well, but others lagged. For example, two major underperformers in the entire portfolio were auto parts retailers AutoZone and O’Reilly Automotive. However, car repairs are often imperative, and many consumers may be unable or unwilling to wait a few days for parts to be shipped.

In the financials sector, we like certain banks, insurance companies, and capital markets companies that are differentiated and have high returns on invested capital. Our holdings in aggregate provided a marginal positive contribution, as a few strong performers—such as exchange operator CBOE Holdings, credit rating agency Moody’s, and index provider MSCI—offset losses among several regional banks, trust banks, and online brokerage firms.

Almost all of our energy stocks declined. Fortunately, our sector weight is very small, but we added a few names to the portfolio in the last six months. Most of our holdings are exploration companies focused on the Permian Basin. It is a prolific and low-cost area.

OUTLOOK

Equity valuations are reasonable and steady economic growth provides a helpful backdrop. Managements remain much more optimistic about investing for future growth versus 12 months ago. A less oppressive regulatory environment has been helpful. However, the market has become very enamored with a few Internet stocks that have done extraordinarily well. This narrowness is somewhat concerning, but it has created opportunities elsewhere.

Stocks remain preferable to bonds, whose outlook is incredibly challenging: Yields remain outrageously low and are likely to rise further, and the Federal Reserve has begun to move to remove its aggressive stimulus policies. Moreover, once one adjusts for inflation, the real expected returns become worse, thus making fixed income a very unattractive alternative.

We are pleased with the fund’s strong long-term results and hope to continue to have strong absolute and relative performance. We remain committed to our long-standing investment process and will continue to search for and invest in mid-cap growth companies with many favorable attributes. These include a demonstrated ability to increase revenues, earnings, and cash flow consistently; high returns on equity; capable managements; and a sustainable competitive advantage. Also, by using various risk controls to help us mitigate downside risks and by being conscious of absolute and relative valuations, we believe we can continue producing solid absolute and relative performance for our investors over time.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Donald J. Peters
Cochairman of the fund’s Investment Advisory Committee

Donald J. Easley
Cochairman of the fund’s Investment Advisory Committee

July 17, 2017

The committee cochairmen have day-to-day responsibility for managing the portfolio and work with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all equity funds, this fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

Diversification cannot assure a profit or protect against loss in a declining market.

GLOSSARY

Earnings growth rate—current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Initial public offering (IPO): The first sale of stock to the public by a formerly private company.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI EAFE Index: An index that measures equity market performance of developed countries in the Europe, Australasia, and Far East regions.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 23 emerging market countries that only includes securities that may be traded by foreign investors.

Price-to-earnings (P/E) ratio—12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE)—current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 1000 Index: An index that tracks the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Index: An unmanaged index that tracks the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-cap companies.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/17
Fiserv	0.9%
SBA Communications	0.9
Intuitive Surgical	0.9
Vulcan Materials	0.9
Ross Stores	0.9
Dollar General	0.8
Incyte	0.8
Electronic Arts	0.8
Ball	0.8
Zoetis	0.8
Red Hat	0.8
CBOE Holdings	0.8
Amphenol	0.8
O'Reilly Automotive	0.7
Equifax	0.7
ServiceNow	0.7
Cooper Companies	0.7
Verisk Analytics	0.7
AutoZone	0.7
Newell Brands	0.7
Vantiv	0.7
Harris	0.7
Hologic	0.7
VeriSign	0.6
Fidelity National Information	0.6
Total	19.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/17	Year Ended 12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE						
Beginning of period	$ 24.46	$ 23.03	$ 23.43	$ 22.43	$ 16.68	$ 14.36
Investment activities						
Net investment income(1)	0.02	0.05	0.02	0.01	–	0.06
Net realized and unrealized gain / loss	3.10	1.68	0.45	2.51	5.77	2.31
Total from investment activities	3.12	1.73	0.47	2.52	5.77	2.37
Distributions						
Net investment income	–	(0.05)	(0.01)	–	(0.02)	(0.05)
Net realized gain	–	(0.25)	(0.86)	(1.52)	–	–
Total distributions	–	(0.30)	(0.87)	(1.52)	(0.02)	(0.05)
NET ASSET VALUE						
End of period	**$ 27.58**	**$ 24.46**	**$ 23.03**	**$ 23.43**	**$ 22.43**	**$ 16.68**

Ratios/Supplemental Data

Total return(2)	**12.76%**	**7.50%**	**2.06%**	**11.47%**	**34.57%**	**16.51%**
Ratio of total expenses to average net assets	0.84%(3)	0.87%	0.87%	0.89%	0.91%	0.97%
Ratio of net investment income (loss) to average net assets	0.16%(3)	0.22%	0.09%	0.05%	(0.02)%	0.40%
Portfolio turnover rate	11.1%	20.6%	18.2%	27.0%	17.7%	24.5%
Net assets, end of period (in thousands)	$ 752,425	$ 601,939	$ 512,819	$ 376,052	$ 310,963	$ 197,123

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 98.9%		
CONSUMER DISCRETIONARY 17.8%		
Auto Components 0.6%		
Borg-Warner	43,600	1,847
Delphi Automotive	29,800	2,612
		4,459
Automobiles 0.4%		
Ferrari	21,520	1,851
Harley-Davidson (1)	17,700	956
		2,807
Diversified Consumer Services 0.6%		
Service Corporation International	105,400	3,525
Sotheby's (1)(2)	21,200	1,138
		4,663
Hotels, Restaurants & Leisure 3.4%		
Aramark	55,300	2,266
Chipotle Mexican Grill (1)(2)	2,800	1,165
Choice Hotels International	30,400	1,953
Dunkin Brands	36,800	2,029
Extended Stay America, Equity Units	80,600	1,560
Hilton Worldwide Holdings	47,833	2,959
Marriott, Class A	30,269	3,036
MGM Resorts International	94,800	2,966
Norwegian Cruise Line Holdings (2)	23,400	1,270
Papa John's International (1)	17,700	1,270
Royal Caribbean Cruises	18,800	2,054
Wynn Resorts	10,700	1,435
Yum! Brands	24,900	1,837
		25,800
Household Durables 2.4%		
Mohawk Industries (2)	15,600	3,770
Newell Brands	100,600	5,394

NVR (2)	1,100	2,652
Pulte Group	52,800	1,295
Tempur Sealy International (1)(2)	22,200	1,185
Toll Brothers	43,000	1,699
Whirlpool	11,600	2,223
		18,218
Internet & Direct Marketing Retail 0.6%		
Ctrip.com International, ADR (2)	46,100	2,483
Vipshop Holdings, ADR (2)	64,300	679
Wayfair, Class A (2)	16,210	1,246
		4,408
Leisure Products 0.4%		
Mattel	74,200	1,598
Polaris Industries (1)	12,200	1,125
		2,723
Media 0.8%		
Altice USA, Class A (2)	25,258	816
Interpublic Group	98,700	2,428
Omnicom	33,600	2,785
		6,029
Multiline Retail 1.3%		
Dollar General	88,800	6,401
Dollar Tree (2)	54,000	3,776
		10,177
Specialty Retail 5.9%		
AutoZone (2)	9,500	5,419
Burlington Stores (2)	49,300	4,535
CarMax (2)	62,100	3,916
Dick's Sporting Goods	26,400	1,051
Five Below (2)	26,000	1,284
L Brands	51,300	2,765

Michaels (2)	94,200	1,745
O'Reilly Automotive (2)	25,600	5,600
Ross Stores	111,400	6,431
Signet Jewelers (1)	16,300	1,031
Tiffany	30,100	2,825
Tractor Supply	45,800	2,483
Ulta Beauty (2)	13,600	3,908
Williams-Sonoma (1)	37,200	1,804
		44,797
Textiles, Apparel & Luxury Goods 1.4%		
Carters	17,400	1,548
Coach	80,600	3,816
Hanesbrands (1)	46,936	1,087
lululemon athletica (2)	19,500	1,163
PVH	16,200	1,855
Wolverine World Wide	33,200	930
		10,399
Total Consumer Discretionary		134,480
CONSUMER STAPLES 5.9%		
Beverages 1.1%		
Brown-Forman, Class B	64,474	3,133
Constellation Brands, Class A	3,800	736
Dr Pepper Snapple	43,700	3,982
Monster Beverage (2)	13,700	681
		8,532
Food & Staples Retailing 0.5%		
Casey's General Stores (1)	16,200	1,735
PriceSmart (1)	11,500	1,008
Sprouts Farmers Market (2)	58,200	1,319
		4,062

Food Products 3.4%		
Blue Buffalo Pet Products (1)(2)	67,900	1,549
Conagra Brands	56,200	2,010
Flowers Foods (1)	59,100	1,023
Hain Celestial Group (2)	38,900	1,510
Hershey Foods	39,400	4,230
Hormel Foods (1)	71,000	2,422
J.M. Smucker	11,300	1,337
McCormick	39,700	3,871
Pinnacle Foods	34,400	2,043
Snyders-Lance (1)	56,800	1,967
Tyson Foods, Class A	53,500	3,351
		25,313
Household Products 0.9%		
Church & Dwight	64,600	3,351
Clorox	12,700	1,692
Energizer Holdings	27,900	1,340
		6,383
Total Consumer Staples		44,290
ENERGY 1.6%		
Energy Equipment & Services 0.1%		
Oceaneering International	34,700	793
		793
Oil, Gas & Consumable Fuels 1.5%		
Cabot Oil & Gas	30,600	767
Centennial Resource Development, Acquisition Date: 12/28/16 - 6/8/17, Cost $239 (2)(3)	16,500	248
Centennial Resource Development, Class A (1)(2)	68,450	1,083
Cimarex Energy	8,100	762
Concho Resources (2)	14,000	1,701
Diamondback Energy (2)	15,200	1,350

EQT (1)	15,200	891
Jagged Peak Energy (2)	77,100	1,029
Parsley Energy, Class A (2)	16,900	469
Pioneer Natural Resources	6,800	1,085
Tesoro Petroleum	16,200	1,516
		10,901
Total Energy		11,694

FINANCIALS 7.3%

Banks 2.4%

BankUnited	45,702	1,540
Citizens Financial	72,400	2,583
Fifth Third Bancorp	82,000	2,129
First Republic Bank	37,700	3,774
Signature Bank (2)	11,600	1,665
SVB Financial Group (2)	20,400	3,586
Webster Financial	50,745	2,650
		17,927

Capital Markets 3.6%

CBOE Holdings (1)	64,100	5,859
E*TRADE Financial (2)	53,300	2,027
FactSet Research Systems	7,950	1,321
Financial Engines (1)	22,466	822
Invesco	23,900	841
Lazard, Class A	67,500	3,127
Moody's	30,300	3,687
MSCI	22,000	2,266
Northern Trust	15,300	1,487
State Street	27,300	2,450
TD Ameritrade Holding	76,600	3,293
		27,180

Consumer Finance 0.2%		
Discover Financial	23,500	1,462
		1,462
Insurance 1.1%		
FNF	93,400	4,187
Progressive	47,600	2,099
Willis Towers Watson	17,200	2,502
		8,788
Total Financials		55,357
HEALTH CARE 16.6%		
Biotechnology 4.6%		
ACADIA Pharmaceuticals (1)(2)	40,800	1,138
Agios Pharmaceuticals (1)(2)	12,300	633
Alexion Pharmaceuticals (2)	11,000	1,338
Alkermes (1)(2)	52,700	3,055
Alnylam Pharmaceuticals (2)	14,700	1,172
BioMarin Pharmaceutical (2)	40,900	3,715
Bioverativ (2)	25,400	1,528
Bluebird Bio (1)(2)	9,800	1,030
Incyte (2)	48,700	6,132
Intercept Pharmaceuticals (1)(2)	3,800	460
Ironwood Pharmaceuticals (1)(2)	100,400	1,896
Kite Pharma (1)(2)	12,900	1,337
Neurocrine Biosciences (1)(2)	53,222	2,448
Seattle Genetics (2)	25,800	1,335
TESARO (1)(2)	24,781	3,466
Ultragenyx Pharmaceutical (1)(2)	10,400	646
United Therapeutics (2)	7,900	1,025
Vertex Pharmaceuticals (2)	20,100	2,590
		34,944

Health Care Equipment & Supplies 4.3%		
Align Technology (2)	14,100	2,117
Cooper Companies	23,100	5,531
Dentsply Sirona	48,057	3,116
Hologic (2)	108,200	4,910
IDEXX Laboratories (2)	26,100	4,213
Intuitive Surgical (2)	7,100	6,641
STERIS	16,800	1,369
Teleflex	15,000	3,116
West Pharmaceutical Services	16,000	1,512
		32,525
Health Care Providers & Services 3.2%		
Acadia Healthcare (1)(2)	62,213	3,072
AmerisourceBergen	32,600	3,082
Centene (2)	41,500	3,315
DaVita (2)	22,498	1,457
Envision Healthcare (2)	21,570	1,352
Henry Schein (2)	19,000	3,477
Humana	6,000	1,444
MEDNAX (2)	14,200	857
Molina Healthcare (1)(2)	21,900	1,515
Universal Health Services, Class B	19,100	2,332
WellCare Health Plans (2)	13,400	2,406
		24,309
Health Care Technology 1.0%		
athenahealth (2)	5,100	717
Cerner (2)	36,200	2,406
Medidata Solutions (2)	22,000	1,720
Veeva Systems, Class A (2)	42,500	2,606
		7,449
Life Sciences Tools & Services 2.0%		
Agilent Technologies	48,600	2,882

Bruker	43,800	1,263
Illumina (2)	24,485	4,249
Mettler-Toledo International (2)	7,100	4,179
Quintiles IMS Holdings (2)	23,300	2,085
		14,658
Pharmaceuticals 1.5%		
Catalent (2)	46,500	1,632
Horizon Pharma (2)	29,400	349
Jazz Pharmaceuticals (2)	11,300	1,757
Mallinckrodt (2)	21,800	977
Pacira Pharmaceuticals (2)	10,500	501
Zoetis	95,000	5,926
		11,142
Total Health Care		125,027
INDUSTRIALS & BUSINESS SERVICES 17.8%		
Aerospace & Defense 2.3%		
BWX Technologies	5,019	244
Harris	46,900	5,116
Huntington Ingalls Industries	7,500	1,396
Rockwell Collins	43,100	4,529
Textron	43,900	2,068
Transdigm Group (1)	14,400	3,872
		17,225
Air Freight & Logistics 0.4%		
C.H. Robinson Worldwide (1)	24,000	1,648
Expeditors International of Washington	28,300	1,599
		3,247
Airlines 1.3%		
Alaska Air Group	39,600	3,555
Allegiant Travel	7,500	1,017
Copa Holdings, Class A	11,300	1,322

Spirit Airlines (2)	17,000	878
United Continental (2)	41,900	3,153
		9,925
Building Products 1.1%		
Allegion	47,900	3,886
Fortune Brands Home & Security	64,551	4,211
		8,097
Commercial Services & Supplies 1.9%		
Copart (1)(2)	67,800	2,155
KAR Auction Services	78,500	3,295
Ritchie Bros. Auctioneers	46,800	1,345
Rollins (1)	69,000	2,809
Stericycle (2)	21,800	1,664
Waste Connections	47,175	3,039
		14,307
Construction & Engineering 0.2%		
Valmont Industries	9,400	1,406
		1,406
Electrical Equipment 1.5%		
Acuity Brands (1)	16,300	3,313
AMETEK	30,837	1,868
Generac Holdings (2)	39,500	1,427
Hubbell	18,000	2,037
Sensata Technologies Holding (1)(2)	66,800	2,854
		11,499
Industrial Conglomerates 0.4%		
Roper Technologies	14,200	3,288
		3,288
Machinery 3.6%		
Colfax (2)	33,800	1,331
Donaldson	38,100	1,735

Flowserve	28,700	1,333
Fortive	32,500	2,059
Graco	24,700	2,699
IDEX (1)	20,775	2,348
Middleby (2)	18,700	2,272
Nordson	11,700	1,419
PACCAR	20,900	1,380
Snap-On	17,100	2,702
Toro	32,000	2,217
WABCO Holdings (2)	11,100	1,415
Wabtec (1)	28,400	2,599
Xylem	26,000	1,441
		26,950
Marine 0.1%		
Kirby (1)(2)	15,200	1,016
		1,016
Professional Services 3.2%		
Equifax	40,500	5,565
IHS Markit (2)	78,043	3,437
ManpowerGroup	15,500	1,731
Nielsen Holdings	68,800	2,660
Robert Half International	29,700	1,424
TransUnion (2)	79,200	3,430
Verisk Analytics (1)(2)	64,400	5,433
		23,680
Road & Rail 1.4%		
Avis Budget Group (1)(2)	29,200	796
Genesee & Wyoming, Class A (2)	18,900	1,292
J.B. Hunt Transport Services	24,200	2,211
Kansas City Southern	16,900	1,769
Landstar System	11,200	959
Old Dominion Freight Line	22,900	2,181

Schneider National, Class B (1)	71,695	1,604
		10,812
Trading Companies & Distributors 0.4%		
Fastenal	16,700	727
W. W. Grainger (1)	3,500	632
Watsco	9,800	1,511
		2,870
Total Industrials & Business Services		134,322
INFORMATION TECHNOLOGY 22.2%		
Communications Equipment 0.8%		
F5 Networks (2)	15,000	1,906
Motorola Solutions	15,500	1,344
Palo Alto Networks (2)	20,700	2,770
		6,020
Electronic Equipment, Instruments & Components 1.8%		
Amphenol, Class A	78,200	5,773
Cognex	21,600	1,834
IPG Photonics (2)	13,200	1,915
Keysight Technologies (2)	59,500	2,316
Trimble (2)	38,300	1,366
		13,204
Internet Software & Services 2.3%		
CoStar Group (2)	13,400	3,532
Dropbox, Class A, Acquisition Date: 11/7/14 Cost $356 (2)(3)(4)	18,659	152
Dropbox, Class B, Acquisition Date: 5/1/12 Cost $46 (2)(3)(4)	5,090	42
IAC/InterActiveCorp (2)	20,000	2,065
Match, Class A (2)	96,200	1,672
MercadoLibre	7,900	1,982
Shopify, Class A (2)	8,800	765

VeriSign (1)(2)	51,100	4,750
Zillow, Class A (1)(2)	44,500	2,173
		17,133
IT Services 6.7%		
Alliance Data Systems	13,400	3,440
Black Knight Financial Services, Class A (1)(2)	73,700	3,018
Booz Allen Hamilton	55,600	1,809
CoreLogic (2)	63,700	2,763
CSRA	80,100	2,543
EPAM Systems (2)	17,200	1,446
Fidelity National Information	55,300	4,723
Fiserv (2)	58,100	7,108
FleetCor Technologies (2)	23,000	3,317
Gartner (2)	25,400	3,137
Genpact (1)	54,400	1,514
Global Payments	46,600	4,209
Paychex	27,400	1,560
Sabre (1)	133,500	2,906
Vantiv, Class A (2)	82,500	5,226
WEX (2)	18,900	1,971
		50,690
Semiconductors & Semiconductor Equipment 2.5%		
Integrated Device Technology (2)	37,700	972
KLA-Tencor	32,800	3,002
Marvell Technology Group	85,630	1,415
Microchip Technology (1)	56,700	4,376
Microsemi (2)	65,200	3,051
Skyworks Solutions	41,500	3,982
Xilinx	36,300	2,335
		19,133
Software 8.1%		
Ansys (2)	8,400	1,022
Atlassian, Class A (2)	115,883	4,077

Autodesk (2)	29,800	3,004
Cadence Design Systems (2)	45,500	1,524
Electronic Arts (2)	56,300	5,952
Ellie Mae (2)	15,500	1,704
Fortinet (2)	33,400	1,250
Guidewire Software (2)	51,000	3,504
Intuit	25,300	3,360
Proofpoint (1)(2)	24,300	2,110
Red Hat (2)	61,400	5,879
ServiceNow (2)	52,200	5,533
Snap Inc., Class A (1)(2)	28,700	510
Splunk (2)	42,500	2,418
SS&C Technologies Holdings	70,300	2,700
Synopsys (2)	32,900	2,399
Tableau Software, Class A (2)	48,315	2,960
Tyler Technologies (2)	16,000	2,811
Ultimate Software Group (1)(2)	14,600	3,067
Workday (2)	38,873	3,771
Zendesk (2)	38,500	1,070
Zynga, Class A (2)	185,100	674
		61,299
Total Information Technology		167,479

MATERIALS 5.3%

Chemicals 2.6%

Air Products & Chemicals	16,700	2,389
Ashland Global Holdings	22,700	1,496
Celanese, Series A	20,900	1,984
CF Industries (1)	62,600	1,750
NewMarket	3,100	1,428
PolyOne	22,400	868
RPM	68,200	3,720
Sherwin-Williams	8,800	3,089

Valvoline	119,719	2,840
		19,564
Construction Materials 1.1%		
Eagle Materials	19,500	1,802
Vulcan Materials	52,200	6,613
		8,415
Containers & Packaging 1.2%		
Ball	141,000	5,951
Sealed Air	69,500	3,111
		9,062
Metals & Mining 0.4%		
Carpenter Technology (1)	16,000	599
Compass Minerals (1)	10,100	659
Wheaton Precious Metals	66,300	1,319
		2,577
Total Materials		39,618
REAL ESTATE 3.9%		
Equity Real Estate Investment Trusts 3.4%		
American Campus Communities, REIT	33,800	1,599
Crown Castle International, REIT	20,900	2,094
CubeSmart, REIT	48,300	1,161
Equinix, REIT	9,590	4,116
Federal Realty Investment Trust, REIT	10,700	1,352
Iron Mountain, REIT	54,200	1,862
MGM Growth Properties, Class A, REIT (1)	61,200	1,787
SBA Communications, REIT (2)	52,300	7,055
SL Green Realty, REIT	20,200	2,137
Taubman Centers, REIT	17,100	1,018
VEREIT, REIT	215,940	1,758
		25,939

Real Estate Management & Development 0.5%		
Jones Lang LaSalle	21,800	2,725
WeWork, Class A, Acquisition Date: 12/9/14 - 6/23/15 Cost $220 (2)(3)(4)	12,912	669
		3,394
Total Real Estate		29,333
UTILITIES 0.5%		
Gas Utilities 0.3%		
Atmos Energy	29,100	2,414
		2,414
Multi-Utilities 0.2%		
NiSource	61,200	1,552
		1,552
Total Utilities		3,966
Total Common Stocks (Cost $535,850)		745,566
PREFERRED STOCKS 0.1%		
CONSUMER DISCRETIONARY 0.1%		
Internet & Direct Marketing Retail 0.1%		
Flipkart, Series G, Acquisition Date: 12/17/14 Cost $456 (2)(3)(4)	3,807	456
Total Consumer Discretionary		456
Total Preferred Stocks (Cost $456)		456
CONVERTIBLE PREFERRED STOCKS 0.7%		
CONSUMER DISCRETIONARY 0.2%		
Internet & Direct Marketing Retail 0.2%		
Airbnb, Series D, Acquisition Date: 4/16/14, Cost $516 (2)(3)(4)	12,672	1,331

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $616,662)	$	828,619
Receivable for investment securities sold		3,170
Receivable for shares sold		1,081
Dividends receivable		423
Other assets		104
Total assets		833,397
Liabilities		
Obligation to return securities lending collateral		74,282
Payable for investment securities purchased		4,260
Investment management fees payable		395
Payable for shares redeemed		255
Due to affiliates		68
Payable to directors		1
Other liabilities		72
Total liabilities		79,333
NET ASSETS	$	754,064
Net Assets Consist of:		
Undistributed net investment income	$	560
Accumulated undistributed net realized gain		15,712
Net unrealized gain		211,957
Paid-in capital applicable to 27,338,892 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		525,835
NET ASSETS	$	754,064
NET ASSET VALUE PER SHARE		
Investor Class		
($752,425,306/ 27,279,497 shares outstanding)	$	27.58
I Class		
($1,639,032 / 59,395 shares outstanding)	$	27.60

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in the common stocks of mid-cap growth companies. The fund has two classes of shares: the Diversified Mid-Cap Growth Fund (Investor Class) and the Diversified Mid-Cap Growth Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled less than $1,000 for the six months ended June 30, 2017.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements related to periods ending on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2017:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2017.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2017. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2017, totaled $1,214,000 for the six months ended June 30, 2017.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2017, the value of loaned securities was $72,435,000; the value of cash collateral and related investments was $74,282,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $147,515,000 and $75,140,000, respectively, for the six months ended June 30, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2017, the cost of investments for federal income tax purposes was $617,004,000. Net unrealized gain aggregated $211,615,000 at period-end, of which $223,378,000 related to appreciated investments and $11,763,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2017, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2019, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, less than $1,000 of expenses were waived/paid by Price Associates during the six months ended June 30, 2017 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class.

For the six months ended June 30, 2017, expenses incurred pursuant to these service agreements were $41,000 for Price Associates; $302,000 for T. Rowe Price Services, Inc.; and $4,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

As of June 30, 2017, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 9,321 shares of the I Class, representing 16% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to the fund’s I Class). At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2017. With the new breakpoint, the group fee rate will decline to 0.265% when the combined average net assets of the applicable T. Rowe Price funds exceed $650 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund to a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund to a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Expense Group), the fund’s actual management fee rate ranked in the second quintile (Expense Group) and first quintile (Expense Universe), and the fund’s total expenses ranked in the first and second quintiles (Expense Group) and first quintile (Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 21, 2017

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 21, 2017